To Accompany Certificate(s) of Common Stock of
                        STRATEGIC CAPITAL RESOURCES, INC.

                             Surrendered Pursuant to
The Agreement and Plan of Merger, dated as of _____, 2003 by and among Strategic
                  Capital Resources, Inc. and New Company Corp.

                              The Paying Agent is:
                   Continental Stock Transfer & Trust Company

     By Mail:          For Information Telephone      By Hand/Overnight Courier:
 17 Battery Place        (212) 509-4000 Ext:536            17 Battery Place
New York, NY 10004                                    8th floor delivery window
                                                          New York, NY 10004

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
              SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

   [ ] Check here if your certificate(s) have been lost, stolen or destroyed.
                               See Instruction 5.

  ----------------------------------------------------------------------------
  BOX 1                 DESCRIPTION OF SHARES SURRENDERED
  ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Names and Address(es) of Registered Holder(s)     Certificate Number(s)       Number of Shares Formerly
         as appears on certificate(s)                                        Represented by Certificate(s)
     (if you need more space attach a list
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                   Total Shares
-----------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

         This Letter of Transmittal relates to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of _________, 2003, by and between Strategic Capital Resources, Inc. (the "Company") and New Company Corp. ("New Company"), pursuant to which New Company merged with and into the Company (the "Merger"), with the Company as the surviving corporation (the"Surviving Corporation"). In accordance with the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share or fractional share (in either instance, each, a "Share") of the Company's common stock, par value $0.001 per share, outstanding immediately prior to the Effective Time, other than Shares held by the Buyer Group was converted into the right to receive $25.00 in cash (pro-rata as to fractional shares), without interest thereon (the "Merger Consideration"). The terms of the Merger, which was consummated on ______, 2003, are described in the Company's Information Statement dated ______, 2003 and previously mailed to the stockholders of the Company. Continental Stock Transfer & Trust Company has been appointed paying agent (the "Paying Agent").

         In accordance with the Merger Agreement and with the instructions imprinted hereon, the undersigned hereby surrenders to the Paying Agent that the certificates(s) listed above (the "Certificates"), which prior to the Merger represented Shares to be exchanged for the Merger Consideration.

         The undersigned irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned (acknowledging that the Paying Agent also acts as the agent of the Surviving Corporation) with respect to the Certificates with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates for cancellation to the stock transfer agent or the Surviving Corporation, together with all accompanying evidence of transfer and authenticity, upon receipt by the Paying Agent as the undersigned's agent of the Merger Consideration in respect of each Share formerly represented by the Certificates. The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates and the Certificates being transmitted and the Shares formerly represented thereby are free and clear of all liens, restrictions, claims, charges and encumbrances, and are not subject to any adverse claims. The undersigned hereby acknowledges that the delivery of the enclosed Certificates shall be effected and risk of loss and title to such Certificates shall pass only upon proper receipt thereof by the Paying Agent.

         The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Paying Agent or the Company to be necessary to desirable to complete the transfer of the Certificates or the surrender of the Shares.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death, incapacity or bankruptcy of the undersigned.

         The undersigned understands that unless otherwise indicated herein, the check for the Merger Consideration will be issued in the name(s) of the registered holder(s) appearing under "Description of Share(s) Surrendered" in Box 1. Similarly, unless otherwise indicated herein, the check for the Merger Consideration (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing under "Description of Share(s) Surrendered" in Box 1.

         Unless the appropriate box in Box 2 on the next page is checked, the undersigned is not a foreign person. This information and the undersigned's name, identifying number, address and, if applicable, place of incorporation, as provided in Box 2, are certified to be true under penalties of perjury.

         If any Shares surrendered hereby are registered in different names (e.g., "Jane Doe" or "J. Doe"), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

________________________________________________________________________________
BOX 2

                                    IMPORTANT
                                    SIGN HERE
                          ALSO COMPLETE FORM W-9 BELOW
                  (OR IF YOU ARE A FOREIGN HOLDER, FORM W-8BEN)

________________________________________________________________________________

________________________________________________________________________________
                           Signature(s) of Holder(s))

Dated: ________________, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officer of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
(Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________
                                   (including Zip Code)
                         (home for individual, office for entity)

[ ]  Check here if foreign.

Place of incorporation, if a corporation _______________________________________

Daytime Area Code and Telephone Number: ________________________________________

Tax Identification or Social Security No. ______________________________________
                                                 (Complete Form W-9 below)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 4)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                    (Please Print)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                                  (Including Zip Code)

Daytime Area Code and Telephone Number: ________________________________________

Dated: ________________, 2003

________________________________________________________________________________

________________________________________________________________________________
BOX 3

                          SPECIAL PAYMENT INSTRUCTIONS

  To be completed ONLY if the check for the purchase price of Shares purchased is to be issued in the name of someone other than the registered owner appearing on the first page of the Letter of Transmittal.

         (Please Type or Print)
         Issue and mail check to:

         Name: ____________________________________________

         Address: _________________________________________

                  _________________________________________

                  _________________________________________
                            (Including Zip Code)

                  _________________________________________

                  _________________________________________
                  (Taxpayer Identification Number or Social
                               Security Number)

________________________________________________________________________________

________________________________________________________________________________
BOX 4

                          SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if any check for the purchase price of the Shares is to be mailed to someone other than the person on page 1 of this Letter of
                                  Transmittal.

         (Please Type or Print)
         Mail check to:

         Name: ____________________________________________

         Address: _________________________________________

                  _________________________________________

                  _________________________________________
                            (Including Zip Code)

                  _________________________________________

                  _________________________________________
                  (Taxpayer Identification Number or Social
                               Security Number)

________________________________________________________________________________


                                  INSTRUCTIONS

         1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, including (as such terms are defined in that Rule): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association (each an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder (s) of the Shares surrendered herewith and the checks are not to be issued in the name of, or delivered to, any person other than the registered holder(s) or (b) such Shares are surrendered for the account of an Eligible Institution. A verification by a notary public is not acceptable. See Instruction 4.

         2. Delivery of Letter of Transmittal. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. Certificates for all physically tendered Shares, as well as this Letter of Transmittal properly completed and duly executed (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at its address set forth on the front page of this Letter of Transmittal.

         The method of delivery of this Letter of Transmittal, Certificates, and all other documents is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, it is recommended that such Certificates and documents be sent by registered mail, properly insured, with return receipt requested.

         3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and notation of the number of Shares formerly represented by the Certificate(s) should be listed on a separate schedule attached hereto.

         4. Signatures on Letter of Transmittal, Stock and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates, without alteration, enlargement or any change whatsoever.

         If any of the Shares surrendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, no endorsements of the Certificates or separate stock powers are required, unless checks are to be issued in the name of, or delivered to, any person other than such registered holder(s). If checks are to be issued in the name of, or delivered to, any person other than the registered holder(s) of the Certificates, all signatures on the Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates, the Certificates must be endorsed or accompanied by appropriate stock powers and, in either case, signed exactly as the names of the registered holder(s) appear on the Certificates. Signatures of any such person on any of the Certificates or any stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Surviving Corporation of the authority of such person so to act must be submitted with this Letter of Transmittal.

         5. Lost Stock Certificates. You will not receive your check unless and until you deliver this Letter if Transmittal properly completed and duly executed to the Paying Agent, together with the Certificate(s) evidencing your Shares and any accompanying evidence of authority. If your Certificates have been lost, stolen , misplaced, or destroyed, check the box on the front of this form, return it to the Paying Agent together with the enclosed affidavit signed by you and await further instructions concerning same and/or the posting of a bond or an indemnity undertaking if required by the Surviving Corporation.

         6. Request for Assistance or Copies. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at any of its addresses listed on the front cover of this Letter of Transmittal or by calling (212) 509-4000, ext 536.

         7. Form W-9. The surrendering stockholder (or other payee) is required to provide the Paying Agent with a current Taxpayer Identification Number ("TIN") on Form W-9, which is provided under "Important Tax Information" below, and to certify whether the surrendering stockholder (or payee) is subject to backup withholding of federal income tax. If a surrendering stockholder (or other payee) has been notified by the Internal Revenue Service that he is subject to backup withholding, he must cross out item (2) in Part II of the Form W-9. Failure to provide the information on the Form W-9 may subject the surrendering stockholder (or other payee) to 28% federal income tax withholding on the payment of the Merger Consideration. If the surrendering stockholder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 28% of all payments of the Merger Consideration until a TIN is provided to the Paying Agent. A surrendering stockholder (or other payee) that is a foreign person should not complete Form W-9 , but instead such persons should complete the Form W-8BEN, which will be provided to all foreign holders. If you require this Form, please contact the Paying Agent.

         8. Transfer Taxes. If payments in respect of surrendered Certificates are to be made to any person(s) other than the registered holder(s) of such Certificates, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of such transfer will be deducted from such payments unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Certificates surrendered herewith or funds to cover such stamps to be provided with this Letter of Transmittal.

         9. Special Payment and Delivery Instructions. If any checks are to be issued in the name of a person other than the persons signing this Letter of Transmittal or if any checks are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at any address other than that shown in Box 1, then Box 3 (Special Payment Instructions) and/or Box 4 (Special Delivery Instructions), as appropriate, must be completed. If no such instructions are given, all checks will be issued in the name and sent to the address appearing in Box 1.

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a stockholder whose surrendered Shares are accepted for payment is required by law to provide the Paying Agent (as payer) with his correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to the Shares may be subject to backup withholding.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individuals exempt status. Such statements can be obtained from the Paying Agent. See the chart in Part II of Form W-9 for guidance.

         If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Form W-9

         To prevent backup withholding on payments that are made to a stockholder with respect to the Shares surrendered pursuant to the Merger, the stockholder is required to notify the Paying Agent of his correct TIN by completing the form below certifying that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN).

What Number to Give the Paying Agent

         The stockholder is required to give the Paying Agent the social security number or tax identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the chart in Part II of Form W-9 for guidance. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 28% of all payments of the Merger Consideration until a TIN is provided to the Paying Agent.

Form W-9                       Request for Taxpayer            Give form to the
(Rev. January 2003)   Identification Number and Certification  requester. Do not
Department of the                                              send to the IRS.
Treasury
Internal Revenue
Service
--------------------------------------------------------------------------------

                            Name

                            --------------------------------------------------------------------------------------------------------
                            Business name, if different from above

                            --------------------------------------------------------------------------------------------------------
                                                       Individual/                                             Exempt from backup
      Print or type         Check appropriate box: [ ] Sole proprietor  [ ] Corporation                    [ ] withholding
See Specific Instructions   [ ] Partnership  [ ] Other
        on page 2.
                            --------------------------------------------------------------------------------------------------------
                            Address (number, street, and apt. or suite no.)                  Requester's name and address (optional)

                            -----------------------------------------------------------------
                            City, state, and ZIP code

                            --------------------------------------------------------------------------------------------------------
                            List account number(s) here (optional)

--------------------------------------------------------------------------------
Part I    Taxpayer Identification Number (TIN)
--------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For        Social security number
individuals, this is your social security
number (SSN). However, for a resident alien,      ------------------------------
sole proprietor, or disregarded entity, see
the Part I instructions on page 3. For other
entities, it is your employer identification                   or
number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one          Employer identification number
name, see the chart on page 4 for guidelines
on whose number to enter.                         ------------------------------

--------------------------------------------------------------------------------
Part II   Certification
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

--------------------------------------------------------------------------------
Sign   Signature of
Here   U.S. person                                    Date
--------------------------------------------------------------------------------

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

   1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

   2. Certify that you are not subject to backup withholding, or

   3. Claim exemption from backup withholding if you are a U.S. exempt payee.

   Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

   If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

   1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

   2. The treaty article addressing the income.

   3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

   4. The type and amount of income that qualifies for the exemption from tax.

   5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
--------------------------------------------------------------------------------

                                 Cat. No. 10231X          Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)                                                    Page 2
--------------------------------------------------------------------------------

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

   If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

   You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

   1. You do not furnish your TIN to the requester, or

   2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

   3. The IRS tells the requester that you furnished an incorrect TIN, or

   4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

   5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

   Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

   If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

   Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

   2. The United States or any of its agencies or instrumentalities;

   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

   4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

   5. An international organization or any of its agencies or instrumentalities.

   Other payees that may be exempt from backup withholding include:

   6. A corporation;

   7. A foreign central bank of issue;

   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

Form W-9 (Rev. 1-2003)                                                    Page 3
--------------------------------------------------------------------------------

   9. A futures commission merchant registered with the Commodity Futures Trading Commission;

   10. A real estate investment trust;

   11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

   12. A common trust fund operated by a bank under section 584(a);

   13. A financial institution;

   14. A middleman known in the investment community as a nominee or custodian;
or

   15. A trust exempt from tax under section 664 or described in section 4947.

   The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .         THEN the payment is exempt for . . .

Interest and dividend payments      All exempt recipients except for 9

Broker transactions                 Exempt recipients 1 through 13. Also, a
                                    person registered under the Investment
                                    Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions        Exempt recipients 1 through 5
and patronage dividends

Payments over $600 required         Generally, exempt recipients 1 through 7 /2/
to be reported and direct sales
over $5,000 /1/

/1/ See Form 1099-MISC, Miscellaneous Income, and its instructions.

/2/ However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003)                                                    Page 4
--------------------------------------------------------------------------------

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

   1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

   2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

   3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

   4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

   5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:                       Give name and SSN of:
--------------------------------------------------------------------------------

   1. Individual                                The individual

   2. Two or more individuals (joint account)   The actual owner of the account
                                                or, if combined funds, the first
                                                individual on the account /1/

   3. Custodian account of a minor (Uniform     The minor /2/
      Gift to Minors Act)

   4. a. The usual revocable savings trust      The grantor-trustee /1/
         (grantor is also trustee)

      b. So-called trust account that is not    The actual owner /1/
         a legal or valid trust under state
         law

   5. Sole proprietorship or single-owner LLC   The owner /3/

--------------------------------------------------------------------------------
For this type of account:                       Give name and EIN of:
--------------------------------------------------------------------------------

   6. Sole proprietorship or single-owner LLC   The owner /3/

   7. A valid trust, estate, or pension trust   Legal entity /4/

   8. Corporate or LLC electing corporate       The corporation
      status on Form 8832

   9. Association, club, religious,             The organization
      charitable, educational, or other
      tax-exempt organization

  10. Partnership or multi-member LLC           The partnership

  11. A broker or registered nominee            The broker or nominee

  12. Account with the Department of           The public entity
      Agriculture in the name of a public
      entity (such as a state or local
      government, school district, or
      prison) that receives agricultural
      program payments

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

/2/ Circle the minor's name and furnish the minor's SSN.

/3/ You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                            [LOGO OF RECYCLED PAPER]

                  AFFIDAVIT OF LOSS AND AGREEMENT OF INDEMNITY

STATE OF                  )
         -----------------
COUNTY OF                 )
         -----------------

The undersigned, being duly sworn, deposes and says that I am an adult who's mailing address is:

(1) I am the legal and beneficial owner of record or acting in a representative or fiduciary capacity with respect to the following described securities:

CTF #

Issued By:

(hereinafter called the "Issuing Corporation") and Registered in name of:


(2) The owner, representative or fiduciary says that the aforementioned Security has been lost, stolen or destroyed under the following circumstances:

(3)  That said Original (was not)(was) endorsed.

(4) The owner, representative or fiduciary has made a diligent search for the Original, and has been unable to find the same, that these securities have not been assigned, transferred, hypothecated, pledged or otherwise disposed of in any manner whatsoever, and that no person, firm & corporation, has any right, title, claim equity or interest in these shares.

(5) The owner, representative or fiduciary makes this Affidavit for the purpose of requesting and inducing the Issuing Corporation and Continental Stock Transfer & Trust Company, its agent, to issue new securities in substitution for the Original. The owner, representative or fiduciary will immediately without consideration surrender the Original to the Issuing Corporation, or its transfer agent, should this security ever come into their possession for cancellation.

(6) Now, therefore, the undersigned hereby agrees at all times to Indemnify and save harmless, the Issuing Corporation and Continental Stock Transfer & Trust Company from all damages, claims, liabilities, judgments, counsel fees and expenses of every nature, which they may sustain or incur as a result of assuming such liability attached under this Indemnity Agreement.

Sworn to and subscribed before me
this       day of
     ------       --------------
                                                ------------------------------
                                                         INDEMNITOR
------------------------------
         Notary Public
     (Affix Notarial Seal)
     My Commission Expires